Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Suketu P. Upadhyay, as Chief Financial Officer of Endo Health Solutions Inc. (the Company), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2013 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ SUKETU P. UPADHYAY
Name:	Suketu P. Upadhyay
Title:	Executive Vice President, Chief Financial Officer (Principal Financial Officer)
Date: February 28, 2014
A signed original of this written statement required by Section 906 has been provided to, and will be retained by, Endo Health Solutions Inc. and furnished to the Securities and Exchange Commission or its staff upon request.